Forward Looking Statements

Except for historical information, this presentation may
include forward-looking statements which are subject to
certain risk factors that could cause actual results to differ materially from those presented in the forward looking
statements. Some of the risk factors that could affect future results are listed in our registration statement. Because we have a limited operating history, most of the statements
relating to us and our business, including statements relating to our competitive strengths and business strategies, are
forward-looking statements.

Quanta Corporate Profile

Shareholders’ equity: $485.7 million 1

Shares outstanding: 56,798,218 1

Book value per share: $8.55 2

Initial net capital of $505 million raised September 3, 2003

Listing date: May 14, 2004

Ticker: QNTA (NASDAQ National Market)

A.M. Best Rating: A- (Excellent)

1 As of 3/31/04

2 Based on 1Q04 10-Q filing.

Key Accomplishments

Completed

$505 MM net

proceeds raised

9/3/03

Bermuda holding

company

Relationships with

insurance and

reinsurance brokers

Senior

management

Professional

Liability - D&O and

E&O

Bermuda Insurance

worldwide

Business lines'

NASDAQ National

and Reinsurance

Chief Underwriting

Commercial Surety

Market listing

companies

Regional broker

Officers

5/14/04

relationships

Fidelity & Crime

U.S. Admitted and

Geographic

E&S companies -

42 states

Programs (HBW)

management

Environmental

254 employees

Acquired

Environmental

Strategies

Consulting

Irish company and

U.K. branch

In process

European Insurance

License

Direct marketing to

non-traditional

sources

Head of U.S.

Insurance

Claims

Support staff

5%
27%
Specialty Insurance
Reinsurance
Technical Services
68%

6%
Bermuda
United States
Europe
94%

5

Focus: NPV Return on Capital at Risk

Three geographies

Three business segments

1Q04A
Revenues

(Expect license Summer 2004)

1Q04A
Revenues

Prudent initial capitalization

Specialty lines of business

Disciplined NPV Return on Risk Adjusted Capital
business model

Incentive compensation plan that directly aligns the
interests of underwriters and shareholders

Real-time management information systems

Fully deploy capital in 2004

Organic growth – no legacy

Quanta Strategy

1,750
1,500
1,250
1,000
750
500
250
0
Quanta
Arch
Montpelier
Endurance
AWAC
Axis

7

Strategy: Prudent Initial
Capitalization

(in $000s)

Strategy: Specialty Lines Business Criteria

Specialty Businesses
Include:

Environmental

Professional

Marine cargo

Technical property

Surety

Fidelity & Crime

Structured
Products

Superior returns require technical depth

Limited pool of technical talent

High barriers to entry

Deep market opportunity

Improves portfolio diversification by line
and/or geography

Emphasis on short tail business1

Risk Adjusted Return on Capital >20% 2

1 Predominantly ‘claims made’ liability contracts.

2 This return is the hurdle rate in our Intrinsic Value Business Model and is not a projection and does not represent financial guidance of our future results. Actual results will vary from this model.

Differentiated Specialty Lines Portfolio

Strategy: Intrinsic NPV Business Model

NPV View

Aligns interests of
underwriter &
shareholder

Lags GAAP reported
financials

Identifies real
economics of business

Basis for incentive
comp plan

We look at performance through a vertical and a horizontal lens:

GAAP View

Point-in-time
orientation

Difficult to see
embedded value

Combines policy years

Loss reserves
undiscounted

Strategy: Incentive Comp Plan

12.0%1

Net Present Value Profit $

Incentive pool established
when business unit exceeds
threshold rate

Incentive pool
funded through
shared upside

70%

30%

Directly aligns
interests of
underwriters and
shareholders

Attracts and retains
top quality
performers

Payouts over four
years; adjusted to
reflect any changes
in loss reserves –
positive or
negative

1 Threshold level is subject to annual review.

Strategy: Real-time Management
Information Systems

NPV vs. GAAP

Monitor forward-
looking indicators

Where are we in
the pricing cycle

Capital allocation

Reduce/stop
underwriting
below established
floors

Rates

Time

Today

$500
$400
$300
$200
$100
$0
Insurance
Reinsurance
1Q 2004
FY 2004E

12

Strategy: Fully Deploy Capital in 2004*

Lead with
reinsurance

Drive direct
specialty business
over time

Drive down
overhead
expenses as % of
NPW each quarter

NPW
(000s)

* Assumes 1.1-to-1 premium to surplus ratio.

Business Unit Intrinsic Value Underwriting
Model*

            * The Intrinsic Value Business Model discounts cash flows using the U.S. Dollar LIBOR swap curve. Underwriters do not receive investment credit, which discourages cash flow underwriting.

            The Intrinsic Value Business Model is not a projection and does not represent financial guidance of our future results. Actual results will vary from this model.

###

(###)

(###)

###

###

###

12%

20%

Total Risk Period:

NPV Written Premiums

NPV Expenses

NPV Losses

NPV Profit Before Tax

Allocated Capital

NPV Return on Capital

Long-term Estimated Tax Rate

Minimum NPV After-Tax
Return on Capital

Corporate Return Drivers

Full deployment of
capital

Operating leverage

Investment portfolio
leverage

Financial leverage

1Q04 Highlights

            First quarter of real operating
performance

1Q results did not, and future
short term results will not,
reflect value being created due
to lag in earned premiums

Estimated ultimate bound
premiums of $161 million
exceed reported premiums
written by approximately $49
million

Expense margins are expected
to improve as capital deploys

Intend to fully deploy all
available capital in 2004

For more information, see our Form 10Q filed with the SEC on May 7,
2004

(unaudited)

1Q04

($000's)

Gross written premiums

118,729

Net written premiums

112,455

Net earned premiums

27,235

Consulting revenues

6,507

Net investment income

3,235

Realized gain

1,195

Other income

415

Total Revenues

38,587

Net losses and loss expenses incurred

15,895

Acquisition expenses

6,617

Direct consulting costs

4,384

G&A expenses

15,829

Other expenses

387

Total Expenses

43,112

Loss before income taxes

(4,525)

Income tax

--

Net income after tax

(4,525)

(unaudited) 3/31/2004
Assets	
Cash & investments	501,787
Premiums receivable	82,973
Deferred acquisition costs	23,478
Deferred reinsurance premiums	6,122
Losses & LAE recoverable	190
Intangible assets	21,167
Other assets	15,263
Total assets	650,980
Loss reserves	17,276
Unearned premium reserve	109,407
Environmental liabilities assumed	6,868
Reinsurance balances payable	5,277
Accounts payable	9,869
Other liabilities	16,603
Total liabilities	165,300
Shareholders' equity	485,680
Total liabilities and shareholders' equity	650,980

15

QUANTA

Balance Sheet Highlights

Investment portfolio1:

High-quality AA avg.
credit

Short duration; avg.
2.5 years

All fixed income

Current yield = 2.7%

Held short due to
anticipated rise in
rates;  happening now

1 Based on 1Q04 10-Q filing

Independent Board and Corporate
Governance

Tobey J. Russ
Chairman of the Board,

President & Chief Executive Officer

Michael J. Murphy

Deputy Chairman of the Board &
Chief Operating Officer

Wallace L. Timmeny

Chairman, Governance and
Nominating Committee

James J. Ritchie, C.P.A

Chairman, Audit Committee

Director, Ceres Group

Group CFO, White Mountains Insurance Group

Managing Director & CFO, OneBeacon Insurance Company

CFO, CIGNA International Division

Senior Audit Manager, Price Waterhouse

W. Russell Ramsey

Director

Co-Founder, Quanta Capital Holdings

Founder, President and CEO of Capital Crossover Partners

Co-Founder and Director, FBR Group

Partner, Dechert LLP

Deputy Director of Division of Enforcement, SEC

Chairman of the Executive Council, Securities Law Committee of the
Federal Bar Association

Director, FBR Group

Nigel W. Morris

Chairman, Compensation Committee

Denotes independent director

President of Ffestiniog Company LLC

Vice-Chairman, Capital One until April 2004

Co-Founder, President and COO, Capital One

Executive Vice President, Signet Bank

Key Investment Considerations

Disciplined business model drives return on capital

Employee incentive comp plan rewards actual return on capital

Diverse portfolio of specialty lines with potential to offer high returns on capital through market cycles

Efficient capital structure, disciplined capital allocation, A.M. Best A-
financial strength rating

Experienced management and strong board

Significant insider ownership

Trades at a discount to the average price/book value of other specialty P&C peer companies